Exhibit 10.16
  Supplemental Retirement Agreement between NBT Bancorp Inc., NBT Bank, National Association and Daryl R. Forsythe as Amended and Restated Effective January 28,
                                      2002.

                        SUPPLEMENTAL RETIREMENT AGREEMENT
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 28, 2002)
              ----------------------------------------------------


                                    (REVISED)


     This sets forth the terms of an agreement for the payment of supplemental retirement income ("Agreement") made as of January 1, 1995 (and as revised on April 28, 1998, January 1, 2000, January 22, 2001 and on January 28, 2002) between (i) NBT BANCORP INC., a Delaware corporation and a registered bank holding company, and NBT BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States, both having offices located at Norwich, New York (collectively, the "Bank"), and (ii) DARYL R. FORSYTHE, an individual residing at 21 Ridgeland Road, Norwich, New York 13815, and who is a member of a select group of management or highly compensated employees within the meaning of section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("Forsythe").

     1.   PURPOSE  OF  THE  AGREEMENT.  The  purpose  of  this  Agreement  is to
          ---------------------------
provide Forsythe a supplemental retirement benefit in accordance with the terms of this Agreement.

     2.   DEFINITIONS.  For  purposes  of  this  Agreement,  the following words
          -----------
shall  have  the  meaning  indicated:

               (a)  ACTUARIAL  EQUIVALENT. "Actuarial Equivalent" shall have the
                    ---------------------
          same meaning the term "Actuarial Equivalent" has under Section 2.03 of Appendix A to the Qualified Plan (i.e., the NBT BANCORP Inc. Defined Benefit Pension Plan, as amended and restated as of October 1, 1989, including amendments adopted through August 31, 1998) using the following actuarial assumptions:

                    MORTALITY:     "Applicable Mortality Rate" as such  term  is
                    ---------
                                   defined in Section 2.03c of said Appendix A to the Qualified Plan.

                    INTEREST RATE: "Applicable Interest Rate" as such term is
                    -------------
                                    defined in Section 2.09b of said Appendix A to the Qualified Plan.

               (b)  BENEFICIARY.  "Beneficiary" shall mean such living person or
                    -----------
          living persons designated by Forsythe in accordance with subparagraph 5(a) to receive benefits under this Agreement after his death, or his personal or legal representative, all as herein described and provided. If no Beneficiary is designated by Forsythe or if no Beneficiary survives Forsythe, the Beneficiary shall be Forsythe's estate.

               (c)  CAUSE.  "Cause"  shall  mean  Forsythe's:
                    -----

                    (i) willful or gross misconduct with respect to the business and affairs of the Bank, or with respect to any of its affiliates for which Forsythe is assigned material responsibilities or duties;

                    (ii) conviction  of  a  felony  (after  the  earlier  of the expiration of any applicable appeal period without perfection of an appeal by Forsythe or the denial of any appeal as to which no further appeal or review is available to Forsythe) whether or not committed in the course of his employment by the Bank;

                    (iii) willful neglect, failure, or refusal to carry out his duties under the Employment Agreement between NBT Bancorp Inc. and Forsythe dated as of January 1, 2000 (the "Employment Agreement") in a reasonable manner (other than any such failure resulting from disability or death or from termination by Forsythe for Good Reason, as defined in the Employment Agreement) after a written demand for substantial performance is delivered to Forsythe that specifically identifies the manner in which the Bank believes that Forsythe has not substantially performed his duties and he has not resumed substantial performance of his duties on a continuous basis within thirty days of receiving such demand; or

                    (iv) breach  of  any  representation  or warranty in section
               6(a) of the Employment Agreement or of any agreement contained in section 1, 4, 5, or 6(b) of the Employment Agreement, which breach is material and adverse to the Bank or any of its affiliates for which Forsythe is assigned material responsibilities or duties.

               (d)  CHANGE  OF  CONTROL. "Change of Control" shall mean a Change
                    -------------------
          in Control as such term is defined in the Change of Control Agreement between Forsythe and the Bank dated January 1, 2000 (a revision of the April 28, 1998 and February 21, 1995 agreements).

               (e)  CODE.  "Code"  shall mean the Internal Revenue Code of 1986,
                    ----
          as  amended.

               (f)  DETERMINATION  DATE.  "Determination  Date"  shall  mean the
                    ------------------
          earlier of (i) the date of termination of Forsythe's employment with the Bank or (ii) the first day of the month following Forsythe's 65th birthday.

               (g)  FINAL  AVERAGE  COMPENSATION.  "Final  Average Compensation"
                    --------------------------
          shall have the same meaning the term "Final Average Compensation" has under Section 2.27 of Appendix A to the Qualified Plan (i.e., the NBT BANCORP Inc. Defined Benefit Pension Plan, as amended and restated as of October 1, 1989, including amendments adopted through August 31,
          1998), except that in determining the amount of Compensation (as defined in Section 2.14 of said Appendix A to the Qualified Plan) to be used in calculating Final Average Compensation under Section 2.27 of said Appendix A to the Qualified Plan, Compensation shall not be subject to the compensation limitation of section 401(a)(17) of the Code.

               (h)  FULL-TIME  EMPLOYEE.  "Full-Time  Employee"  shall  mean  an
                    -------------------
          employee  who  works  not  less  than  1,000 hours in a calendar year.

               (i)  OTHER RETIREMENT BENEFITS. "Other Retirement Benefits" shall
                    --------------------------
          mean  the  sum  of:

                    (i) The annual benefit payable to Forsythe from the Qualified Plan, plus

                    (ii) The annual benefit that could be provided by (A) Bank contributions (other than elective deferrals) made on Forsythe's behalf under the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan, and (B) actual earnings on contributions in (A), if such contributions and earnings were converted to a benefit payable at age 65 in the same form as the benefit paid under this Agreement, using the same actuarial assumptions as are provided under subparagraph 2(a).

          The amount of Other Retirement Benefits shall be determined by an actuary selected by the Bank, with such determination to be made without reduction for payment of benefits prior to any stated "normal retirement date" and without regard to whether Forsythe is receiving payment of such benefits on the Determination Date. To the extent Forsythe receives a payment of Other Retirement Benefits described in subparagraph 2(i)(ii) prior to the date the Supplemental Retirement Benefit is determined pursuant to this Agreement, the total of such Other Retirement Benefits shall be determined by including and assuming that such amounts earned interest at a variable rate equal to the one-year United States Treasury bill rate as reported in the New York edition of The Wall Street Journal on the Determination Date from the date received to the date Other Retirement Benefits are calculated for purposes of this Agreement.

            (j)     PRESENT  VALUE.  "Present  Value"  shall  mean  the  present
                    --------------
     value of a benefit determined on the basis of the following actuarial assumptions:

                    MORTALITY:     "Applicable  Mortality Rate"  as such term is
                    ---------
                                   defined in Section 2.03c of Appendix A to the Qualified Plan (i.e., the NBT BANCORP Inc.
                                   Defined Benefit Pension Plan, as amended and restated as of October 1, 1989, including amendments adopted through August 31, 1998).

                    INTEREST RATE: "Applicable  Interest Rate" as such  term  is
                    --------------
                                   defined in Section 2.09b of said Appendix A to the Qualified Plan.

               (k)  QUALIFIED  PLAN. "Qualified Plan" shall mean the NBT BANCORP
                    ---------------
                    Inc. Defined Benefit Pension Plan, as amended and restated effective as of January 1, 2000.

               (l)  SOCIAL  SECURITY  BENEFIT.  "Social  Security Benefit" shall
                    -------------------------
                    mean Forsythe's actual social security benefit at his Social Security Retirement Age.

               (m)  SOCIAL  SECURITY RETIREMENT AGE. "Social Security Retirement
                    --------------------------------
          Age" shall have the same meaning the term "Social Security Retirement Age" has under Section 2.58 of Appendix A to the Qualified Plan (i.e., the NBT BANCORP Inc. Defined Benefit Pension Plan, as amended and restated as of October 1, 1989, including amendments adopted through August 31, 1998).

     3.   AMOUNT  OF  SUPPLEMENTAL  RETIREMENT  BENEFIT.
          ---------------------------------------------

               (a)  SUPPLEMENTAL  RETIREMENT  BENEFIT.
                    ---------------------------------

                    (i)  AMOUNT  PAYABLE  ON AND AFTER AGE 65. If Forsythe shall
                         ------------------------------------
               remain employed by the Bank until reaching his 65th birthday, serving as a Full-Time Employee until such date, and subject to the other terms and conditions of this Agreement, the Bank shall pay Forsythe an annual "Supplemental Retirement Benefit" determined as follows:

                         (A)  ON  AND  AFTER  AGE  65 BUT BEFORE SOCIAL SECURITY
                              --------------------------------------------------
                    RETIREMENT AGE. Forsythe shall be entitled to a Supplemental
                    ---------------
                    Retirement Benefit on and after his 65th birthday but before his Social Security Retirement Age in an amount equal to the excess of (1) 75 percent of Forsythe's Final Average Compensation, over (2) Forsythe's Other Retirement Benefits, determined as of the Determination Date and calculated in accordance with subparagraph 2(i).

                         (B)  ON  AND  AFTER  SOCIAL  SECURITY  RETIREMENT  AGE.
                              -------------------------------------------------
                    Forsythe shall be entitled to a Supplemental Retirement Benefit on and after his Social Security Retirement Age in an amount equal to the excess of (1) 75 percent of Forsythe's Final Average Compensation, over (2) the sum of
                    (aa) Forsythe's Other Retirement Benefits, determined as of the Determination Date and calculated in accordance with subparagraph 2(i), plus (bb) Forsythe's Social Security Benefit.

                    (ii) AMOUNT  PAYABLE  ON AND AFTER AGE 56 BUT BEFORE AGE 60.
                         ------------------------------------------------------
               If Forsythe shall remain employed by the Bank until reaching his 56th birthday, serving as a Full-Time Employee until such date and he continues to serve as a Full-Time Employee until the date of his retirement, and he retires then or thereafter but before reaching his 60th birthday, and subject to the other terms and conditions of this Agreement, the Bank shall pay Forsythe on his 60th birthday, pursuant to subparagraph 4(b), or to his spouse or other Beneficiary, pursuant and subject to subparagraph 6(c) if he has died before his 60th birthday, a reduced early Supplemental Retirement Benefit calculated in accordance with subparagraph 3(b) and the following schedule:

                         (A) If the date of Forsythe's retirement shall be on or after his 56th birthday but before his 57th birthday, the Bank shall pay Forsythe 20% of the reduced early Supplemental Retirement Benefit so calculated;

                         (B) If the date of Forsythe's retirement shall be on or after his 57th birthday but before his 58th birthday, the Bank shall pay Forsythe 40% of the reduced early Supplemental Retirement Benefit so calculated;

                         (C) If the date of Forsythe's retirement shall be on or after his 58th birthday but before his 59th birthday, the Bank shall pay Forsythe 60% of the reduced early Supplemental Retirement Benefit so calculated; and

                         (D) If the date of Forsythe's retirement shall be on or after his 59th birthday but before his 60th birthday, the Bank shall pay Forsythe 80% of the reduced early Supplemental Retirement Benefit so calculated.

                    (iii)  AMOUNT PAYABLE ON AND AFTER AGE 60 BUT BEFORE AGE 65.
                           -----------------------------------------------------
                           If Forsythe shall remain employed by the Bank until reaching his 60th birthday, serving as a Full-Time Employee until such date and he continues to serve As a Full-Time Employee until the date of his retirement, and he retires then or thereafter but before reaching his 65th birthday, and subject to the other terms and conditions of this Agreement, the Bank shall pay Forsythe a reduced early Supplemental Retirement Benefit calculated in accordance with subparagraph 3(b) except that at age 62 the amount shall not be less than an amount equal to the excess of (A) 65% of Forsythe's Final Average Compensation over (B) Forsythe's Other Retirement Benefits determined as of the Determination Date and calculated in accordance with subparagraph 2(i)

               (b)  EARLY SUPPLEMENTAL RETIREMENT BENEFIT. If the Bank commences
                    -------------------------------------
          payment of a reduced early Supplemental Retirement Benefit before Forsythe reaches age 65, the amount paid shall equal the product of
          (i) the Supplemental Retirement Benefit, as calculated under subparagraph 3(a)(i)(A), times (ii) a fraction, the numerator of which shall be the number of complete months of Forsythe's employment with the Bank after January 1, 1995, and the denominator of which is 164 (the number of complete months of employment Forsythe would have had after January 1, 1995 if he remained employed by the Bank until the first day of the month following his 65th birthday).

               (c)  CONTINUED  MEDICAL BENEFITS. Upon Forsythe's retirement, the
                    ----------------------------
          Bank  will  continue  in  force  the  same  level  of medical benefits
          (including medical, dental and vision care) for Executive until his death and for his spouse (if alive) at the time of his death that was in effect at the time of Executive's retirement.

               (d)  DISABILITY.  If  Forsythe's  employment  with  the  Bank
                              -
          terminates because of his disability (as defined for purposes of the long term disability plan or policy of the Bank that is applicable to him at such time) before he attains age 62, for purposes of this
          Section 3, he shall be deemed to have continued to be employed as a Full-Time Employee of the Bank while such disability continues, until he attains age 62, and to have then retired.

     4.   TIME  OF  PAYMENT.
          -----------------

               (a) Except as provided in subparagraph 4(b) (early retirement) and paragraph 6 (payment on death), the Bank shall pay the Supplemental Retirement Benefit commencing on the first day of the month following Forsythe's attainment of age 65.

               (b) Notwithstanding subparagraph 4(a), the Bank shall commence payment of a reduced early Supplemental Retirement Benefit on the first day of the month following Forsythe's Determination Date in connection with early retirement after reaching age 60 and prior to the date of his 65th birthday; provided that, if Forsythe shall retire prior to his 60th birthday as permitted in this Agreement, the Bank shall commence payment of the reduced early Supplemental Retirement Benefit on the first day of the month following Forsythe's 60th birthday.

     5.   FORM  OF  PAYMENT.
          -----------------

               (a) The Supplemental Retirement Benefit described in paragraph 3 of this Agreement shall be paid as a straight life annuity, payable in monthly installments, for Forsythe's life; provided, however, that if Forsythe has no surviving spouse and dies before having received 60 monthly payments, such monthly payments shall be continued to his Beneficiary until the total number of monthly payments to Forsythe and his Beneficiary equal 60, whereupon all payments shall cease and the Bank's obligation under this Agreement shall be deemed to have been fully discharged. If Forsythe and his Beneficiary shall die before having received a total of 60 monthly payments, an amount equal to the Actuarial Equivalent of the balance of such monthly payments shall be paid in a single sum to the estate of the survivor of Forsythe and his Beneficiary. If Supplemental Retirement Benefits are payable in the form described in this subparagraph 5(a), Forsythe shall designate in writing, as his Beneficiary, any person or persons, primarily, contingently or successively, to whom the Bank shall pay benefits following Forsythe's death if Forsythe's death occurs before 60 monthly payments have been made.

               (b) Notwithstanding the form of payment described in subparagraph 5(a), if Forsythe is married on the date payment of the Supplemental Retirement Benefit commences, the benefit shall be paid as a 50% joint and survivor annuity with Forsythe's spouse as the Beneficiary. The 50% joint and survivor annuity shall be the Actuarial Equivalent of the benefit described in subparagraph 5(a). If the Supplemental Retirement Benefit is payable pursuant to this subparagraph 5(b), but Forsythe's spouse fails to survive him, no payments will be made pursuant to this Agreement following Forsythe's death.

               (c) Notwithstanding the foregoing provisions of this paragraph 5, the Bank and Forsythe or his surviving spouse, if applicable, by mutual agreement may accelerate the payment of all or any portion of the Supplemental Retirement Benefit or the reduced early Supplemental Retirement Benefit at any time.

          Any payment accelerated in accordance with this subparagraph 5(c) shall be the Actuarial Equivalent of the payment being accelerated.

               (d) If payment of a reduced early Supplemental Retirement Benefit commences pursuant to subparagraph 4(b), and payments are accelerated pursuant to subparagraph 5(c), the reduction described in subparagraph 3(b) shall be applied before any Actuarial Equivalent is determined under this paragraph 5.

     6.   PAYMENTS  UPON  FORSYTHE'S  DEATH.
          ---------------------------------

               (a) Except as provided in subparagraphs 6(b) and (c), if Forsythe shall die before his 65th birthday, no payment shall be due his estate under this Agreement.

               (b) If Forsythe's death shall occur on or after his 60th birthday, before payment of any Supplemental Retirement Benefit has commenced, Forsythe's surviving spouse shall be paid as a straight life annuity 50 percent of the Supplemental Retirement Benefit for her life commencing within 30 days following Forsythe's death, calculated in accordance with subparagraph 3(b) and, if such death occurs while Forsythe is employed by the Bank, as if he had retired on the day before his death. Such payments shall be made in monthly installments, subject to the right of the Bank and such surviving spouse to accelerate payment at any time in accordance with subparagraph 5(c).

               (c) If Forsythe dies before his 60th birthday and on or after his 56th birthday, before payment of any Supplemental Retirement Benefit has commenced, Forsythe's surviving spouse shall be paid, in monthly installments, as a straight life annuity, 50 percent of such Supplemental Retirement Benefit for her life commencing within 30 days following Forsythe's death, calculated in accordance with subparagraph 3(a)(ii) and, if such death occurs while Forsythe is employed by the Bank, as if he had retired on the day before his death, subject to the right of the Bank and such surviving spouse to accelerate such payments as provided in subparagraph 5(c). However, if Forsythe's spouse fails to survive him, the Bank shall pay to Forsythe's estate a lump sum benefit equal to 50 percent of the Present Value of Forsythe's Supplemental Retirement Benefit, calculated as provided in the preceding sentence.

               (d) Except as otherwise provided in subparagraph 6(c), no payments shall be made under this Agreement if Forsythe dies before payment of any Supplemental Retirement Benefit begins and his spouse fails to survive him.

               (e) If Forsythe's death shall occur after payment of a Supplemental Retirement Benefit has commenced, Forsythe's surviving spouse or other Beneficiaries shall receive payments under this Agreement to the extent provided in paragraph 5.

     7.  FORFEITURE  FOR  CAUSE.  Notwithstanding  any  other  provision of this
         ----------------------
Agreement, if Forsythe's employment with the Bank is terminated for Cause, Forsythe and his spouse or other Beneficiaries shall forfeit all rights to any payment under this Agreement.

     8. POWERS. The Bank shall have such powers as may be necessary to discharge
        ------
its duties under this Agreement, including the power to interpret and construe this Agreement and to determine all questions regarding employment, disability status, service, earnings, income and such factual matters as birth and marital status. The Bank's determinations hereunder shall be conclusive and binding upon the parties hereto and all other persons having or claiming an interest under this Agreement. The Bank shall have no power to add to, subtract from, or modify any of the terms of this Agreement. The Bank's determinations hereunder shall be entitled to deference upon review by any court, agency or other entity empowered to review its decisions, and shall not be overturned or set aside by any court, agency or other entity unless found to be arbitrary, capricious or contrary to law.

     9.   CLAIMS  PROCEDURE.
          -----------------

          (a)  Any  claim  for  benefits  by  Forsythe,  his  spouse  or  other
     Beneficiaries shall be made in writing to the Bank. In this paragraph, Forsythe and his Beneficiaries are referred to as "claimants."

          (b) If the Bank denies a claim in whole or in part, it shall send the claimant a written notice of the denial within 90 days after the date it receives a claim, unless it needs additional time to make its decision. In that case, the Bank may authorize an extension of an additional 90 days if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

          (c)  A  denial  notice  shall  contain:

               (i)  The  specific reason or reasons for the denial of the claim;

               (ii) Specific reference to pertinent Agreement provisions upon which the denial is based;

               (iii) A description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary; and

               (iv)  An  explanation  of  the  review procedures provided below.

          (d) Within 60 days after the claimant receives a denial notice, he or she may file a request for review with the Bank. Any such request must be made in writing.

          (e) A claimant who timely requests review shall have the right to review pertinent documents, to submit additional information or written comments, and to be represented.

          (f) The Bank shall send the claimant a written decision on any request for review within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Bank may authorize an extension of an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

          (g)  The  review  decision  shall  contain:

               (i)  The  specific  reason  or  reasons  for  the  decision;  and

               (ii) Specific reference to the pertinent Agreement provisions upon which the decision is based.

          (h) If the Bank does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

          (i) The denial notice or, in the case of a timely review, the review decision (including a deemed denial under subparagraph 9(h)) shall be the Bank's final decision.

     10.  ASSIGNMENT. Neither Forsythe nor his spouse or other Beneficiaries may
          ----------
transfer his, her or their right to payments to which he, she or they are entitled under this Agreement. Except insofar as may otherwise be required by law, any Supplemental Retirement Benefit payable under this Agreement shall not be subject in any manner to alienation by anticipation, sale, transfer, assignment, pledge or encumbrance, nor subject to the debts, contracts, or liabilities of Forsythe or his spouse or other Beneficiaries.

     11.  CONTINUED  EMPLOYMENT.  This  Agreement  shall  not  be  construed  as
          ---------------------
conferring  on  Forsythe  a  right  to  continued  employment  with  the  Bank.

     12.  FUNDING.
          -------

          (a) The Supplemental Retirement Benefit at all times shall be entirely unfunded, and no provision shall at any time be made with respect to segregating any assets of the Bank for payments of any benefits hereunder, except that in the event of a Change of Control, the Bank, within five (5) days of such Change of Control, shall fund a grantor trust within the meaning of section 671 of the Code with an amount sufficient to cover all potential liabilities under this Agreement.

          (b) Neither Forsythe nor his spouse or other Beneficiaries shall have any interest in any particular assets of the Bank by reason of the right to receive a benefit under this Agreement. Forsythe and his spouse or other Beneficiaries shall have only the rights of general unsecured creditors of the Bank with respect to any rights under this Agreement.

          (c) Nothing contained in this Agreement shall constitute a guarantee by the Bank or any entity or person that the assets of the Bank will be sufficient to pay any benefit hereunder.

     13.  WITHHOLDING.  Any  payment  made  pursuant  to this Agreement shall be
          -----------
reduced by federal and state income, FICA or other employee payroll, withholding or other similar taxes the Bank may be required to withhold. In addition, as the Supplemental Retirement Benefit accrues during Forsythe's employment with the Bank, the Bank may withhold from Forsythe's regular compensation from the Bank any FICA or other employee payroll, withholding or other similar taxes the Bank may be required to withhold.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall
         ----------------------
inure  to  the  benefit  of,  the  successors  and  assigns  of  the  Bank.

     15.  APPLICABLE  LAW. This Agreement shall be construed and administered in
          ---------------
accordance with the laws of the State of New York, except to the extent preempted by federal law.

     16.  AMENDMENT.  This  Agreement  may not be amended, modified or otherwise
          ---------
altered  except  by  written  instrument  executed  by  both  parties.

     17.  ENTIRE  AGREEMENT. This Agreement constitutes the entire agreement and
          -----------------
understanding of the parties, and supersedes all prior agreements or understanding (whether oral or written) between the parties, relating to deferred compensation and/or supplemental retirement income.

The  parties  hereby  execute  this  Agreement  as  follows:

                         NBT BANCORP INC.


                         By: /s/ Andrew Kowalczyk Jr.


Date:  1/28/02                   Its:  Chairman  Compensation  Committee

                         NBT BANK, NATIONAL ASSOCIATION


                         By:  /s/  Michael  J.  Chewens


Date:  1/28/02                     Its:  Secretary




Date:  1/28/02           /s/  Daryl  R.  Forsythe
                         DARYL R. FORSYTHE